EXHIBIT 99

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

§ 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of the PTEK Holdings, Inc. 401(k) Plan (the “Plan”) on Form 11-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, John E. Elwood, Plan Administrator of PTEK Holdings, Inc. 401(k) Plan, certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

June 27, 2003	/s/ JOHN E. ELWOOD John E. Elwood Plan Administrator PTEK Holdings, Inc. 401(k) Plan

A signed original of this written statement required by Section 906 has been provided to PTEK Holdings, Inc. and will be retained by PTEK Holdings, Inc. and furnished to the Securities and Exchange Commission upon request.